Fund for Tax-Free Investors, Inc.

Rushmore Tax-Free Money Market Portfolio

Rushmore Maryland Tax-Free Portfolio
Rushmore Virginia Tax-Free Portfolio

Supplement dated September 4, 2001 to the
Prospectuses and Statement of Additional Information dated May 1, 2001

Investment Subadviser. Pursuant to an interim investment subadvisory agreement dated September 4, 2001 (the "Subadvisory Agreement"), the Adviser retains Asset Management, Inc. ("AMI"), located at 5530 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815, as investment subadviser to Fund for Tax-Free Investors, Inc. In this capacity, subject to the supervision of the Adviser and the Board of Directors, AMI directs the investment of the assets of the Rushmore Tax-Free Money Market Portfolio, the Rushmore Maryland Tax-Free Portfolio and the Rushmore Virginia Tax-Free Portfolio (collectively, the "Funds"), continually conducts investment research and supervision for the Funds, and is responsible for the purchase and sale of the Funds' investments. For these services, the Adviser (and not the Funds) pay AMI a fee out of the Adviser's advisory fee.

The Subadvisory Agreement was approved by the Funds' Board of Directors at a Special Meeting held on August 31, 2001, and is effective for a maximum of 150 days. A permanent investment subadvisory agreement, substantially identical to the Subadvisory Agreement, must be approved by a majority vote of the Funds' shareholders at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically upon approval of a permanent investment subadvisory agreement.

The Subadvisory Agreement is also terminable at any time on 30 days prior written notice by either party thereto, by vote of a majority of the outstanding shares of the Funds, or by vote of the Board of Directors. The Subadvisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act.

AMI was organized as a Maryland corporation in 1977 and is registered with the Securities and Exchange Commission as an investment adviser. AMI manages approximately $800 million on behalf of the Funds and other clients such as individuals, institutions and private partnerships.

Distributor. Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Directors of the Fund appointed FBR Investment Services, Inc. ("FBRIS") as the distributor to the Fund. FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Funds shares pursuant to a Distribution Agreement with the Funds which is renewable annually. FBRIS promotes and sells shares of the Funds on a continuous, best efforts basis.